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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 17, 2005
                                                         -----------------

                               Aqua America, Inc.
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


       Pennsylvania                    001-06659                 23-1702594
      ---------------              ----------------         --------------------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)



                762 West Lancaster Avenue
                  Bryn Mawr, Pennsylvania                       19010-3489
---------------------------------------------------------   --------------------
          (Address of Principal Executive Offices)              (Zip Code)

       Registrant's telephone number, including area code: (610) 527-8000
                                                           --------------
         _______________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 17, 2005, Aqua America, Inc. (formerly known as Philadelphia Suburban Corporation) issued a press release announcing its financial results for the quarter and year ended December 31, 2004.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

              (c)    Exhibits.

              99.1 Press Release, dated February 17, 2005, issued by Aqua America, Inc. (formerly known as Philadelphia Suburban Corporation).

















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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AQUA AMERICA, INC.


                                By: ROY H. STAHL
                                    --------------------------------------------
                                    Roy H. Stahl
                                    Executive Vice President and General Counsel



Dated: February 17, 2005







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                                  Exhibit Index


         Exhibit
         -------

         99.1 Press Release, dated February 17, 2005, issued by Aqua America, Inc. (formerly known as Philadelphia Suburban Corporation).